UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 16, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road

Roswell, GA 30076

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors (the “Audit Committee”) of AdCare Health Systems, Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2012.

As a result of this process, on November 16, 2012, the Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, and dismissed Battelle & Battelle LLP (“Battelle”) from that role.

The reports of Battelle on the financial statements of the Company as of and for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s fiscal years ended December 31, 2011 and 2010 and the interim period through November 16, 2012, (i) there were no “disagreements”, as that term in described in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Battelle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Battelle, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such years, and (ii) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Battelle with a copy of the disclosures it is making in this Current Report on Form 8-K.  The Company requested that Battelle furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above concerning Battelle.  A copy of Battelle’s letter, dated November 21, 2012, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2011 and 2010 and the interim period through November 16, 2012, neither the Company nor anyone acting on its behalf has consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement”, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event” as that term is described in Item 304(a)(1) of Regulation S-K.

Item 9.01                                           Changes in Registrant’s Certifying Accountant.

(d)                                 Exhibits.

16.1 Letter from Battelle and Battelle LLP, dated November 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHBIT INDEX

16.1                        Letter from Battelle and Battelle LLP, dated November 21, 2012.